COLUMBIA FUNDS SERIES TRUST

Columbia Marsico 21st Century Fund

(the “Fund”)

Supplement dated September 30, 2011 to the Prospectuses

dated July 1, 2011

Effective on October 1, 2011, the Prospectuses for the Fund are revised and supplemented as follows:

1.	Investment Adviser and Portfolio Manager(s). The section subtitled “Investment Adviser and Portfolio Manager(s) – Marsico Portfolio Manager” in the prospectuses for the Fund is replaced in its entirety with the following:

Marsico Portfolio Manager

Brandon Geisler

Manager. Service with the Fund since October 1, 2011.

2.	Portfolio Manager. The section titled “Management of the Fund – Primary Service Providers – Marsico Portfolio Manager” in the prospectuses for the Fund is replaced in its entirety with the following:

Brandon Geisler is the Marsico portfolio manager responsible for making the day-to-day investment decisions for the Fund. Information about the portfolio manager is shown in the table below. The SAI provides more information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Brandon Geisler

Manager. Service with the Fund since October 1, 2011.

Prior to joining Marsico in January 2006, Mr. Geisler spent four years as a Vice President in Equity Research for

Goldman, Sachs & Co. He received B.S. and M.B.A. degrees from McMaster University in Ontario.

Shareholders should retain this Supplement for future reference.

C-1231-1 A (9/11)

COLUMBIA FUNDS SERIES TRUST

Columbia Marsico Global Fund

(the “Fund”)

Supplement dated September 30, 2011 to the Prospectuses

dated July 1, 2011, as supplemented

Effective on October 1, 2011, the Prospectuses for the Fund are revised and supplemented as follows:

1.	Investment Adviser and Portfolio Manager(s). The section subtitled “Investment Adviser and Portfolio Manager(s) – Marsico Portfolio Managers” in the prospectuses for the Fund is replaced in its entirety with the following:

Marsico Portfolio Managers

James G. Gendelman

Co-manager. Service with the Fund since inception.

Thomas F. Marsico

Co-manager. Service with the Fund since inception.

2.	Portfolio Managers. The section titled “Management of the Fund – Primary Service Providers – Marsico Portfolio Managers” in the prospectuses for the Fund is replaced in its entirety with the following:

James G. Gendelman and Thomas F. Marsico are the Marsico portfolio managers responsible for making the day-to-day investment decisions for the Fund. Information about the portfolio managers is shown in the table below. The SAI provides more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

James G. Gendelman

Co-manager. Service with the Fund since inception.

Prior to joining Marsico in 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a bachelor’s degree in Accounting from Michigan State University and an M.B.A. in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

Thomas F. Marsico

Co-manager. Service with the Fund since inception.

Mr. Marsico is the Chief Investment Officer of Marsico and has over 30 years of experience as a securities analyst and a portfolio manager.

Shareholders should retain this Supplement for future reference.

C-1686-2 A (9/11)